Share premium	12 Months Ended
Dec. 31, 2022
Share Premium [Abstract]
Share premium	Share premium
Share premium includes the amount paid up by the Bank’s shareholders in capital issues in excess of the par value.
The Corporate Enterprises Act expressly permits the use of the share premium account balance to increase capital at the entities at which it is recognised and does not establish any specific restrictions as to its use.
The change in the balance of share premium corresponds to the capital increases detailed in note 31.a).
The decrease in 2020 was due to the reduction of EUR 361 million to cover the capital increase on 3 December (see note 31). Also, in 2020 an amount of EUR 72 million, was transferred from the Share premium account to the Legal reserve (see note 33.b.i).
The decreased produced in 2021 for an amount of EUR 4,034 million was the consequence of applying the result obtained by Banco Santander during the financial year 2020, consisting of losses of EUR 3,557 million, as reflected in the consolidated statements of changes in total equity, and the charge of the dividend for the fiscal year 2020 for an amount of EUR 477 million (see note 31).
The decreased produced in 2022 by an amount of EUR 1,433 million has been the consequence of the difference between the purchase value of the redeemed shares (EUR 1,706 million) and the par value of said shares (EUR 273 million) (see note 4.a and consolidated statements of changes in total equity) as a consequence of the capital decreases described in note 31.a.
Likewise, in accordance with the applicable legislation, a reserve has been provided for amortized capital charged to the issue premium for an amount equal to the nominal value of said amortized shares (EUR 273 million).